UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 6, 2014 (February 5, 2014)

PROTEXT MOBILITY, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

001-31590

(Commission File No.)

16885 River Birch Circle

Delray Beach, Florida 33445

(Address of principal executive offices and Zip Code)

(800) 215-4212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE OF FISCAL YEAR.

On February 5, 2014, we filed an amendment to our articles of incorporation reflecting a 1 for 800 reverse stock split.   Fractional shares will be rounded up to the next whole share.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

3.1	Amended Articles of Incorporation filed with the Delaware Secretary of State on February 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th day of February, 2014.

PROTEXT MOBILITY, INC.

BY:	/s/ Steve Berman
Steve Berman, CEO